Earnings per share	6 Months Ended
Jun. 30, 2021
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Earnings per share
5. Earnings per share
For the six months ended June 30, 2021, basic profit per share of £0.02 is calculated by dividing the profit attributable for the period to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the period of 494.6 million. Diluted profit per share of £0.00 is based on dividing the profit attributable for the period by 542.9 million ordinary share equivalents, which includes the weighted average number of ordinary shares outstanding and the effect of 48.3 million dilutive ordinary share equivalents.
For the six months ended June 30, 2020, basic and diluted loss per share of £1.05 is calculated by dividing the profit attributable for the period to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the period of 117.8 million. The potential shares issued through equity settled transactions were considered to be anti-dilutive as they would have decreased the loss per share and were therefore excluded from the calculation of diluted loss per share. Therefore, the weighted average shares outstanding used to calculate both the basic and diluted per share was the same.